UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 23, 2009

                               ES BANCSHARES, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

        Maryland                          000-52178              20-4663714
        --------                          ---------              ----------
(State or Other Jurisdiction)        (Commission File No.)    (I.R.S. Employer
    of Incorporation)                                        Identification No.)


68 North Plank Road, Newburgh, New York                              12550
---------------------------------------                              -----
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (845) 561-0003
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     ES Bancshares, Inc. (the "Company") announced that Charles E. Burnett, age 60, has joined the Company and its wholly owned subsidiary, Empire State Bank, as its Vice President and Chief Executive Officer, effective March 23, 2009. Mr. Burnett is replacing Arthur W. Budich who was terminated due to health related issues, effective February 27, 2009, as previously disclosed by the Company.

     Mr. Burnett has more than 38 years of experience in the banking industry. He most recently served, from 2000 until 2008, as Senior Vice President and Chief Financial Officer of North Penn Bank, a Pennsylvania chartered savings bank located in Scranton, Pennsylvania.


Item 9.01.  Financial Statements and Exhibits.

         Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            ES BANCSHARES, INC.


DATE:  March 23, 2009                       By: /s/ Philip Guarnieri
                                                -----------------------------
                                                Philip Guarnieri
                                                President and Co-Chief Executive
                                                Officer